

UMPQUA HOLDINGS CORPORATION

KBW Community Bank Investor Conference

New York, NY July 30-31, 2013

UMPQUA BANK

Safe Harbor Statement

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements may include statements that expressly or implicitly predict future results, performance or events. Statements other than statements of historical fact are forward-looking statements. You can find many of these statements by looking for words such as "anticipates," "expects," believes," "estimates" and "intends" and words or phrases of similar meaning. We make forward-looking statements regarding acquisitions and deployment of excess capital, continued non-covered loan growth, and continued efficiency and credit quality improvements. Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Umpqua. Risks and uncertainties include those set forth in our filings with the SEC and the following factors that might cause actual results to differ materially from those presented:

- The ability to attract new deposits and originate new loans and leases
- Demand for financial services in our market areas
- Competitive market pricing factors
- Deterioration in economic conditions that could result in increased loan and lease losses
- Risks associated with concentrations in real estate related loans
- Market interest rate volatility
- Stability of funding sources and continued availability of borrowings
- Changes in legal or regulatory requirements or the results of regulatory examinations that could restrict growth
- The Dodd-Frank Act and other recent legislative and regulatory initiatives could detrimentally affect the Company's business by, for example, increasing our operating expenses and decreasing revenue.
- The ability to recruit and retain key management and staff
- Risks associated with merger integration
- Significant decline in the market value of the Company that could result in an impairment of goodwill
- The ability to raise capital or incur debt on reasonable terms
- The ability to profitably deploy capital

There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. For a more detailed discussion of some of the risk factors, see the section entitled "Risk Factors" in the Form 10-K for the year ended December 31, 2012 as updated and supplemented in our filings on Form 10-Q and Form 8-K. We do not intend to update any factors or to publicly announce revisions to any of our forward-looking statements. You should consider any forward looking statements in light of this explanation, and we caution you about relying on forward-looking statements.

Footprint



Seattle
Kent
washington
Portland
Salem
oregon
Eugene
Springfield
Bend
Roseburg
Medford
california
nevada
Eureka
Redding
Chico
Reno
Santa Rosa
Napa
Sacramento
San Francisco
Sonora
Santa Cruz
Fresno
San Luis Obispo
Bakersfield

- 203 stores
- 32 commercial banking centers
- $11.4 billion assets

UMPQUA BANK

7 Items

> Operating earnings growth

- Q2 2013 Operating EPS up 14% y/y, up 9% q/q
- FinPac to be at least 14% accretive to operating EPS starting Q3 2013
- Continued loan growth and diversification in non-interest revenue

Operating earnings per share


$0.04
$0.08
$0.08
$0.12
$0.16
$0.19
$0.19
$0.23
$0.21
$0.23
$0.26
$0.22
$0.24
$(0.11)
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2

> Continued loan growth, expanding market presence

- Record commercial production over past year
- Building relationships and C&I portfolio (now 26% of total)
- Pipeline at record $2 billion, 18% growth last two years
- FinPac added ~$260 million in Q3, significant growth potential



Non-covered loans ($ in billions)
$5.83
$5.73
$5.70
$5.66
$5.63
$5.74
$5.83
$5.89
$5.94
$6.10
$6.25
$6.68
$6.66
$6.79
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2

> Maintain liquidity, future leverage

- Not purchasing new bonds – poor risk/reward profile in current market (QE)
- Waterfall to fund loan/lease growth, managed on total return basis
- Duration 3 years, lower price risk in future rates up environments
- Used $370 million to fund FinPac acquisition July 1st

Investments AFS ($ in billions)



$1.78
$1.93
$2.60
$2.92
$3.29
$3.18
$3.09
$3.17
$3.10
$2.83
$2.90
$2.62
$2.39
$2.08
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2

> Leverage solid capital base, deploy/return excess capital

- Focused on deploying excess capital
- Acquisition return profile needs to exceed that of buyback (i.e. FinPac)
- Significant dividend increase to $0.15/quarter, payout 68% year to date, 4% yield
- Proforma ratios reflecting FinPac acquisition noted below
- $230 million excess Tier 1 common over 8.5% Basel III floor (proforma for FinPac)


Q2 2013 Capital Ratios
LLR
TRUP
Common
9.64%
Proforma 8.8%
11.73%
Proforma 10.9%
12.67%
Proforma 11.1%
15.39%
Proforma 13.8%
16.63%
Proforma 15.0%
Tangible Common Equity/Tangible Assets
Tier 1 Leverage
Tier 1 Common Risk Based
Tier 1 Risk Based
Total Risk Based

> June 2013 risk based regulatory capital ratios are estimates pending completion of the quarterly regulatory reports. Proforma ratios noted above reflect the estimated impact of the Financial Pacific Leasing acquisition on July 1, 2013.

> LLR = loan loss reserve, TRUP = trust preferred capital, COMMON = tangible common equity

> Efficiency improvements

- Expanding non-interest revenue lines – wealth management, capital markets, treasury management, international & mortgage banking
- Leverage/reduce core expense in light of low interest rate environment


Net non-interest margin %
UMPQ
Regional peers
1.92%
1.94%
1.91%
1.86%
1.77%
2.06%
2.23%
2.19%
2.28%
2.42%
2.17%
2.74%
1.90%
2.57%
1.79%
2.13%
2006
2007
2008
2009
2010
2011
2012
YTD 6/13

> Source: Company filings, SNL Financial

> Note: Regional peers include Banner Corporation, Cascade Bancorp, CVB Financial, PacWest Bancorp, Sterling Financial, Columbia Bancorp, and Westamerica Bancorp; Regional peers represent a median ratio. 2013 peer data represents Q1 2013, as year to date not available at preparation of this presentation.

UMPQUA BANK

> Continued improvement in credit quality

- Non-covered classified asset to capital ratio down to 25%, Texas ratio at 5%
- Potential recovery pool ($16 million recoveries over past 6 quarters)
- Workout costs down 42% to $6 million year to date (ex OREO gain/loss)

Non-covered NPA to assets%


1.99%
1.90%
1.59%
1.53%
1.53%
1.37%
1.24%
1.09%
1.05%
1.01%
0.86%
0.75%
0.69%
0.60%
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2

UMPQUA BANK

- Priorities
  - San Francisco Bay Area
  - Financial Pacific Leasing growth opportunity
  - Leverage capital and deploy excess liquidity
  - Shareholder value/total return
  - Continued Mortgage purchase business distribution increase
  - Core deposit growth
  - Culture and Value proposition



Thank you